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                                                                  EXHIBIT (99-2)


                      SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D. C.

                               _________________

                                   FORM 11-K

                               _________________


                                 ANNUAL REPORT



                       PURSUANT TO SECTION 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                  FOR THE FISCAL YEAR ENDED DECEMBER 31, 1994

                               _________________


                            SONOCO PRODUCTS COMPANY
                      1983 KEY EMPLOYEE STOCK OPTION PLAN

                                      AND

                            SONOCO PRODUCTS COMPANY
                         1991 KEY EMPLOYEE STOCK PLAN




                            SONOCO PRODUCTS COMPANY

                              NORTH SECOND STREET

                       HARTSVILLE, SOUTH CAROLINA 29550
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                                                                  EXHIBIT (99-2)

                            SONOCO PRODUCTS COMPANY

                        KEY EMPLOYEE STOCK OPTION PLAN

                               _________________




The Consolidated Financial Statements and Notes to Consolidated Financial Statements of Sonoco Products Company represent the financial statements of the Plans and are hereby incorporated by reference in this Form 11-K Annual Report.